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                                                                   EXHIBIT 23(D)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
D.L. Bancshares, Inc.:


We consent to the use of our report dated November 12, 1993 included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                                           /s/ KPMG Peat Marwick

Minneapolis, Minnesota
January 21, 1994